TM

© 2 0 2 3 C L E A R P O I N T N E U R O 2 Statements herein concerning the Company’s plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, the size of total addressable markets or the market opportunity for the Company’s products and services, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the impact of the COVID-19 pandemic, global instability, supply chain disruptions, labor shortages, and macroeconomic and inflationary conditions; future revenue from sales of the Company’s ClearPoint Neuro Navigation System and other new products offered by the Company; the Company’s ability to market, commercialize and achieve broader market acceptance for the Company’s ClearPoint Neuro Navigation System and other new products offered by the Company; the ability of our biologics and drug delivery partners to achieve commercial success, including their use of our products and services in their delivery of therapies; and risks inherent in the research, development, and regulatory approval of new products. More detailed information on these and additional factors that could affect the Company’s actual results are described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, which has been filed with the Securities and Exchange Commission, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2023, which the Company intends to file with the Securities and Exchange Commission on or before May 15, 2023.

Our Company

ClearPoint Neuro: Two Opportunities, One Platform



CLEARPOINT NEURO

A Common Installed Base Platform and Clinical Specialist Support team
35 Active Indications totaling more than 1 million patients diagnosed annually
A $12B+ Potential Total Addressable Market



1 *A Biologics & Drug Delivery Enabling Company with:*

- A unique portfolio of Navigation Tools, Infusion Cannulas, Pre-Clinical and Clinical Services
- More than 50 active pharma/biotech, academic and contract research organization partners

2 *A Neuro Navigation and Device Company with:*

- A growing portfolio of Navigation, Therapy and Access Devices supporting DBS, Laser Ablation, Biopsy and Brain Computer Interface implantation
- An expanding global installed base of more than 65 centers

CLEARPOINT NEURO
© 2023 CLEARPOINT NEURO
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Our Company

ClearPoint Neuro: A Proven Platform

Key Products: FDA CE Marked Platforms

HEADQUARTERS
Solana Beach, CA

MANUFACTURING
Irvine, CA

EUROPEAN HEADQUARTERS
London, UK

2023 EXPECTED REVENUE
$25-$27m[(A)]

CASH & SHORT-TERM INVESTMENTS
$31.7m[(B)]

PATENTS ISSUED
75+[(C)]

GROSS MARGIN
64%[(B,D)]

EMPLOYEES
100+


~95%
Disposables and Services
Razor / Razorblade model with ~95% of revenue from single-use disposables and services
~5%
Capital Equipment

(A) Estimated and subject to revision
(B) Unaudited as of, and for the quarter ended, March 31, 2023
(C) Including owned and licensed patents
(D) For the Trailing Twelve Months (TTM)

CLEARPOINT NEURO
© 2023 CLEARPOINT NEURO
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Limitations of Traditional Stereotactic Neurosurgery

Lack of Real-Time Image Guidance

PRIMARY CHALLENGE

For minimally invasive procedures to be successful, the surgeon needs imaging to see into the head

MRI is the best imaging tool for the brain

Large, metallic frames are not MRI compatible






SIEMENS Healthineers

Big Iron companies like Siemens and Philips are innovating to make interoperative MRI scanners more accessible


PHILIPS

Video source: https://www.youtube.com/watch?v=PsL9B7ftbG4

CLEARPOINT NEURO

© 2023 CLEARPOINT NEURO

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One Platform, Multiple Indications

The ClearPoint® Neuro Navigation System

Pre-Planning Software


Preview Frame

Neuromodulation

Parkinson's Disease, OCD, Epilepsy, Dystonia



Drug Delivery

Approved Rare Genetic Disorders + 30 Indications in Clinical Trials



Biopsy

Glioblastoma, Diffuse Intrinsic Pontine Glioma, etc.



Laser Therapy

Epilepsy, Tumors, Parkinson's, Essential Tremor



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© 2023 CLEARPOINT NEURO
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Our Platform

SmartFrame® XG





SmartFrame XG Trajectory Tower
with ClearPoint 2.1 Software

SmartFrame Array®





SmartFrame Array Tower
with "virtual array" Software and next generation robotic system with increased automation and enabling software*

ClearPoint plans to translate more than 10 years of experience and over 5,000 cases performed in the complex MRI suite into unique and competitive products for the Operating Room

CLEARPOINT NEURO

© 2023 CLEARPOINT NEURO
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*Software and Robotic System are currently under development.

Our Platform

The ClearPoint 'Maestro' Brain Model* Licensed and Jointly Developed with Philips

1. Shape Constrained, triangular mesh model enables point-based correspondence across multiple subjects.
2. Fast and capable of peri-procedural imaging without CPU acceleration.
3. Import DICOM volume bitmasks into ClearPoint software today to assist Neurosurgeons with Targeting and Pharma partners with volume dosing calculations for drug delivery trials.
4. Basis for future navigation tools, for both the MRI suite and OR, across Biologics & Drug Delivery, DBS Navigation, Brain Computer Interface, Laser Ablation and more.



*The ClearPoint Maestro® Brain Model is only available in the United States.

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© 2023 CLEARPOINT NEURO
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9

The ClearPoint Platform has been used in over 6,000 procedures to…

DELIVER BIOLOGICS AND DRUGS

PTC Therapeutics
BlueRock Therapeutics A Division of Bayer AG
Spark Therapeutics
uniQure
charles river
AskBio
AVIADOBIO
LYSOGENE

… More than 50 total commercial and academic partners

IMPLANT NEURO STIMULATION LEADS

Medtronic
Abbott
Boston Scientific
NEUROPACE

LASER THERAPY

CLEARPOINT PRISM NEURO LASER THERAPY SYSTEM
Medtronic VISUALASE
MONTERIS MEDICAL

CLEARPOINT PLATFORM RUNS ON ALL MAJOR SCANNERS*

SIEMENS
GE
PHILIPS
IMRIS



Available for Diagnostic and Intraoperative MRI Scanners

© 2023 CLEARPOINT NEURO | 10

11© 2 0 2 3 C L E A R P O I N T N E U R O $ M ill io n s $7.4 $11.2 $12.8 $7.4 $5.7$4.6 $3.6 $16.3 $25 $27 $20.6 $2.6 $3.4 $4.0 $5.2 $5.4 $7.1 $6.3 $8.1 $9.1 $0.9 $1.1 $1.0 $1.4 $0.8 $1.7 $1.5 $1.4 $2.3 $0.6 $1.2 $0.8 $0.6 $1.1 $2.4 $5.0 $6.8 $9.1 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Biologics and Drug Delivery Capital and Software Functional Neurosurgery

Parkinson’s Disease 1,000,0001 60,0001 • $270 M - $1.35 B Drug Resistant Epilepsy 1,000,0002 11,0003 • $49.5 M - $198 M Refractory Essential Tremor 3,500,0004 60,0005 $180 M - $1.08 B Brain Tumors (n=3)6 35,0007,8 13,3007,8 $33.3 M - $300 M Severe Obsessive-Compulsive Disorder 500,0009,10 10,0009,10 $45 M - $75 M Dystonia 250,00011 8,00012 $36 M - $60 M Rare Genetic/Lysosomal (n=7)13 36,50014-18 3,00014,19,20 $13.5 M - $67.5 M Paralysis / Spinal Cord (n=15)21,22 331,00022-24 17,90023 $80.6 M - $403 M Huntington’s Disease 30,00025 4,00025 $18 M - $90 M Alzheimer’s Disease 6,000,00026 500,00026 $1.5 B - $11.3 B Severe Major Depressive Disorder 1,000,00010 20,00010,27 $90 M - $150 M Stroke Rehabilitation 2,000,00028 610,00028 $1.83 B - $5.49 B Frontotemporal Dementia 60,00029 12,00029 $54 M – $270 M $4.2 B - $20.8 B 12 *Citations & footnotes on next slide Indication Patient Population Annual Incidence Pillar 2: DBS & BCI Pillar 3: Laser Therapy Pillar 1: Drug/Cell Delivery Incremental Revenue from Annual Incidence Pillar 4: Global Expansion Commercial U.S or EU ClearPoint procedures today ~2 X U.S. Revenue Active clinical trial Pre-clinical study/testing

© 2 0 2 3 C L E A R P O I N T N E U R O 13 1. “Parkinson’s Disease Statistics,” Parkinson’s News Today, https://parkinsonsnewstoday.com/parkinsons-disease-statistics/#:~:text=An%20estimated%20seven%20to%2010,who%20are%2080%20and%20older 2. Neurona Therapeutics. (2021 November 4). Neurona Therapeutics Receives IND Clearance to Initiate Phase 1/2 Clinical Trial of Neural Cell Therapy NRTX-1001 in Chronic Focal Epilepsy Patients [Press release] https://www.neuronatherapeutics.com/wp-content/uploads/2021/11/2021_11_01_-INDClearance_FINALVersion.pdf 3. Asadi-Pooya AA, Stewart GR, Abrams DJ, Sharan A. Prevalence and Incidence of Drug-Resistant Mesial Temporal Lobe Epilepsy in the United States. World Neurosurg. 2017;99:662-666. 4. Zesiewicz TA, Chari A, Jahan I, Miller AM, Sullivan KL. Overview of essential tremor. Neuropsychiatr Dis Treat. 2010;6:401-408. Published 2010 Sep 7. 5. Diaz NL, Louis ED. Survey of medication usage patterns among essential tremor patients: movement disorder specialists vs. general neurologists. Parkinsonism Relat Disord. 2010;16(9):604-607. 6. Includes: Glioblastoma, Diffuse Intrinsic Pontine Glioma and deep small eloquent brain tumors. 7. “Glioblastoma Multiforme,” American Association of Neurological Surgeons, https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Glioblastoma-Multiforme 8. “About DIPG/DMG,” DIPG/DMG Registry, https://dipgregistry.org/patients-families/about-dipg-dmg/ 9. Medtronic Clinical Summary – Reclaim DBS for Chronic Extreme OCD M947128A001. 10. Mantovani A, Lisanby SH. Brain stimulation in the treatment of anxiety disorders. In: Simpson HB, Neria Y, Lewis-Fernández R, Schneier F, eds. Anxiety Disorders: Theory, Research and Clinical Perspectives. Cambridge: Cambridge University Press; 2010:323-335. 11. https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Dystonia 12. Medtronic DBS™ Therapy for Dystonia - Clinical Summary 2015. 13. Includes: AADC deficiency, Friedreich’s ataxia, Angelman syndrome, multiple system atrophy, metachromatic leukodystrophy, and spinocerebellar ataxia type 3. 14. "Multiple System Atrophy," Medscape, https://emedicine.medscape.com/article/1154583-overview#a6 15. PTC Therapeutics November 30, 2021 Corporate Presentation, https://ir.ptcbio.com/static-files/0fd5d54f-55b8-416b-8006-4eb4c0d82f45 16. “Spinocerebellar ataxia type 3,” Orphanet, https://www.orpha.net/consor/cgi-bin/OC_Exp.php?lng=EN&Expert=98757 17. Lysogene Corporate Presentation at 38th Annual J.P. Morgan Healthcare Conference on Jan 13, 2020, http://www.lysogene.com/wp-content/uploads/2020/01/jpm-2020-corporate-presentation_final.pdf 18. “Metachromatic Leukodystrophy,” National Organization of Rare Disorders, https://rarediseases.org/rare-diseases/metachromatic-leukodystrophy/ 19. “Aromatic L’Amino Acid Decarboxylase Deficiency,” National Organization for Rare Disorders, https://rarediseases.org/rare-diseases/aromatic-l-amino-acid-decarboxylase-deficiency/ 20. Puckett Y, Mallorga-Hernández A, Montaño AM. Epidemiology of mucopolysaccharidoses (MPS) in United States: challenges and opportunities. Orphanet J Rare Dis. 2021;16(1):241. Published 2021 May 29. 21. Includes: stroke, spinal cord injury, multiple sclerosis, cerebral palsy, other (traumatic brain injury, complications from surgery, amyotrophic lateral sclerosis, neurofibromatosis, Chiari malformation, syringomyelia, postpolio syndrome, spinal muscular atrophy, Friedreich’s ataxia, transverse myelitis, and spina bifida). 22. Armour BS, Courtney-Long EA, Fox MH, Fredine H, Cahill A. Prevalence and Causes of Paralysis-United States, 2013. Am J Public Health. 2016;106(10):1855-1857. 23. Wyndaele M, Wyndaele JJ. Incidence, prevalence and epidemiology of spinal cord injury: what learns a worldwide literature survey?. Spinal Cord. 2006;44(9):523-529. 24. National Spinal Cord Injury Statistical Center (NSCISC): 2020 Annual Report and 2021 Facts and Figures. https://www.nscisc.uab.edu/ 25. “Huntington’s Disease,” Mov Disord. 2019 Jun; 34(6): 858–865. 26. “Alzheimer’s Disease: Facts & Figures,” Brightfocus Foundation, https://www.brightfocus.org/alzheimers/article/alzheimers-disease-facts-figures 27. Goodman WK, Alterman RL. Deep brain stimulation for intractable psychiatric disorders. Annu Rev Med. 2012;63:511-524. 28. “Stroke Facts,” Center for Disease Control and Prevention, https://www.cdc.gov/stroke/facts.htm 29. Onyike CU, Diehl-Schmid J. The epidemiology of frontotemporal dementia. Int Rev Psychiatry. 2013;25(2):130-137.

Innovation Pipeline

ClearPoint Neuro is Dedicated to Innovation in the Neuro Space

Functional Navigation & Therapy

First Use in 2022


ClearPoint Neuro Navigation Software v. 2.1


ClearPoint Maestro® Brain Model


ClearPoint Prism™ Neuro Laser Therapy System

Active Development Programs*


Brain Computer Interface Navigation


Maestro® Sub-Nuclei Brain Model

Revolution™ Robotic-Assisted Navigation Closed Loop Robotic-Assisted Navigation



Maestro® Area of Activation Application


CT Based Navigation w/ Maestro® Brain Model


Z-Axis Robotics

Biologics & Drug Delivery, Access Technologies

First Use in 2022


Protocol Consultation
Solutions for Pre-Clinical Programs
Network of Neurosurgeons
Data Management
Expanded Pre-Clinical Development Services for Pharma


ClearPoint Maestro® Infusion Modeling App*


ClearPoint Orchestra™ Pre-Clinical Head Fixation Frame


Operating Room Drill

Active Development Programs*


ClearPoint Orchestra™ Head Fixation Frame


ClearPoint Maestro® Infusion Targeting App


Spinal Infusion Catheter


MRI Suite Safe Drill


Flexible, Chronic Drug Delivery Infusion Catheters


Radially Branching Cell Therapy Devices licensed from UCSF

*Active Development Project in 2023 internally or through partnerships

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© 2023 CLEARPOINT NEURO
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New Global Showcase Site

ClearPoint Global Training & Innovation Center – Solana Beach, CA

- Simulated training experience for surgeons and staff to perform mock procedures and provide development pipeline feedback
- Showcase new technologies to Pharmaceutical and BCI partners
- Home for Clinical Specialists to support cases remotely without travel


CLEARPOINT
Global Training & Innovation Center




CLEARPOINT
NEURO
Global Training & Innovation Center

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© 2023 CLEARPOINT NEURO
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© 2 0 2 3 C L E A R P O I N T N E U R O 16 • 2,500 Sq. Ft. Clean Room • Designed for best-in-class lean manufacturing, warehouse and shipping expertise • Will be available for Neurosurgery and Pharmaceutical site visits in late 2023

4 Pillar Growth Strategy by 2025

Target Indications of > 1,000,000 Patients Diagnosed Each Year
Potential Total Addressable Market for CLPT of $12B+

4 ACHIEVE GLOBAL SCALE

Expand Global Footprint to 100 Centers
Achieve Product Clearance Beyond US, EU
Open New ~20,000 sq ft Manufacturing Facility
Launch Orchestra and Robotic Platforms

3 NEW THERAPY DEVICES

Full Market Release for PRISM Neuro Laser
Integrate Maestro Tools Into Navigation Software
Launch Array Trajectory Software into Oncology Market
Penetrate 'Access' Markets to Improve Efficiency (Drill)

2 NEURO NAVIGATION FOR DBS & BCI

Expand into the Operating Room, Including MER Accessories
Educate Patients on DBS Options including 'Asleep' and 'Awake' Procedures
Participate in Trials for new DBS indications
Launch Pre-Planning and Surgical Navigation Solution for Brain-Computer Interfaces (BCI)

1 BIOLOGICS & DRUG DELIVERY

Continue to Expand Translational, Pre-Clinical & Clinical Services
Accumulate Additional Global Partners Across Diverse Indications
Execute on Development Pipeline for Intracranial Cell Therapy and Spinal Routes of Administration
Progress Partner Programs Through Regulatory Pathways to Achieve Combination Product Clearances
Expand Partnership Models to Include Pass Through, Milestone & Royalty Based Collaborative Agreements

2023 → 2025

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CLPT Capabilities

Executive Summary

Unique platform technology
enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders

Pipeline of new revenue streams
from product improvements, biologic and drug delivery partnerships and services, standalone therapy products, and Brain Computer Interface Navigation

Expandable Platform
with realizable synergies beyond the MRI and into the operating room and radiology suite

Large, growing installed base
in 65+ of 500+ leading Neurosurgery and research centers worldwide

Total potential addressable market
> $12B for our products, pipeline and partnerships

A growing and passionate team
of embedded scientists and specialists

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